
AUTHENTIC ITALIAN
MAMAMANCINI'S™
An Original Family Recipe

Winter 2015 Recipe for Growing a Mega Brand

Forward Looking Statements

This presentation may contain "forward-looking statements" within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934. "Forward-looking statements" describe future expectations, plans, results, or strategies and are generally preceded by words such as "may," "future," "plan" or "planned," "will" or "should," "expected," "anticipates," "draft," "eventually" or "projected." You are cautioned that such statements are subject to a multitude of risks and uncertainties that could cause future circumstances, events, or results to differ materially from those projected in the forward-looking statements, including the risks that actual results may differ materially from those projected in the forward-looking statements as a result of various factors, and other risks identified in the Company's 10-K for the fiscal year ended December 31, 2013 and other filings made by the Company with the Securities and Exchange Commission.

About MamaMancini's





- Rapidly growing Consumer Foods products company focused on:
  - Old World Italian recipes
    - Meatballs & Sauce
    - Pasta Dinners
    - Slow Cooked Italian Sauces
    - Fresh and Frozen Offerings
  - All-natural, no artificial ingredients
  - Highly convenient preparation
  - Great price point

Key Product Attributes

Delicious – Healthy – Convenient – At a Great Price Point


110 CALORIES PER SERVING
96% FAT FREE
MAMAMANCINI'S
An Original Family Recipe
Slow Cooked "Italian Style Sauce" and
8 Turkey Meatballs
GLUTEN FREE
ALL NATURAL
MEATBALLS
Heat and Serve for An Easy Meal
NET WT. 22.0 OZ. (1.37 LBS) · FULLY COOKED · KEEP FROZEN

- Also available MamaMancini's Antibiotic Free Meatballs and Sauce

- Value pricing: $6.99-$7.99 for 22 oz. package
- Great tasting meatballs and sauce
- All natural products
  - No artificial ingredients
  - Gluten free
  - Antibiotic free
- Products can be prepared quickly
  - From freezer to table in minutes

Recipe for Growing a Mega Brand

- Increase retail distribution
- Currently pitching big-box and club retailers
- Growing from 37,000 shelf placements to a goal of 300,000 shelf placements

Build Brand Awareness

Increase Brand Awareness → Higher Sales


Brand Awareness
Current: 15%
Goal: 60%

Expand SKU'S Per Retail Location

Multiple product placements per store

Fresh Deli	Fresh Hot Bar	Fresh Sandwich	Fresh Meat Packaged	Frozen Prepared Meals	Fresh Pasta










MAMA MANCINI'S
Fusilli Pasta and
Slow Cooked Italian Style
Bolognese Sauce



Product Introduction to New Markets

2010 —— 2011 —— 2014 —— Future


ALL NATURAL
MAMAMANCINI'S
Slow Cooked Italian Sauce and
8 Beef Meatballs
Heat and Serve - Just add Pasta for an Easy Meal


MAMAMANCINI'S
8 Beef Meatballs
MAMAMANCINI'S
8 Turkey Meatballs
MAMAMANCINI'S
8 Chicken Meatballs
MAMAMANCINI'S
8 Pork Meatballs



Limitless!

**Expectancy of introduction of products to new markets*

Develop Food Service

- Currently MamaMancini's has a low distribution in the food service industry
- Goal: to grow the the food service industry sector to match or surpass MamaMancini's national/international distribution to supermarkets

U.S.ARMY®

Six Flags®

U.S. AIR FORCE

MARINES
USMC WRIST ARMOR

NYU

BOSTON COLLEGE

Ucla® BRUINS

Meatball Obsession

- Fast Service Meatball Kiosks
  - Low cost to build out
  - Minimal labor and training
  - No waste
  - Delicious product
- MamaMancini's is a minority owner
- MamaMancini's is an exclusive supplier
- Meatball Obsession Kiosk Growth
  - Airports, Universities, Stadiums, Workplace, Street Fairs, Hospitals, Food Trucks, Carts
  - Stand alone units within existing fast food restaurants and food courts
  - 5 locations Q3 2014
  - 7 locations in Q1 2015
  - Goal is 200 units in 30 months
  - Potential national chain of over 1000 units
  - (Opportunity to have over 60 million trials at that level)


MEATBALL
OBSESSION

Daniel Mancini: Brand Evangelist

- Daniel interacts with MamaMancini's customers at demonstrations, roadshows, radio and with social media




Mama Mancinis
My DELICIOUS TURKEY BURGER!
Yes turkey burgers can be delicious! Keep the ingredients simple,month over cook them and use different flavors to build your burger and it's gonna be delicious. The reason I use the ingredients I posted here i... See More
8,456 people reached
Like · Comment · Share

Facebook Social Media Statistics	
Week of 1/5/14	
Page Likes	163,00
Post Reach	107,947
New Page Likes	2,759
Total Post Reach	150,539
Engagement	
People Engaged	15,808
Likes	6,719
Comments	1,384
Shares	2,952
Post Clicks	20,124
Delicious Turkey Burger	
Post Reach	8,500
Comments and Shares	427

Execute Aggressive Advertising Campaign

Focus on radio and social media content

Goal Reach

Current Reach



20%

80%

MMMB Highlights

- All-natural product in a growing category
  - Outstanding nutritional profile
  - From freezer to table in minutes
- Experienced and proven management
  - Previously develop a major food brand that is still in stores today.
  - Created mass retail distribution channel
  - Successfully executed advertising and marketing campaign to establish a new food brand.
- Recent financing and new line of credit to support growth:
  - Focus on increasing distribution
  - Developing new products
  - Creating brand identity





Growth Strategy: *Distribution*

- MamaMancini's products are in 11,100 retail locations
- 4,060 new locations in 2014



Sunday Sauce and 6 Large Turkey Meatballs
Sunday Sauce and 4 Mild Italian Sausages
LOVE TO SAVE HERE.
LOVE TO SAVE HERE.
LOVE TO SAVE HERE.
Tyson
Tyson
PERDUE
PERDUE



Retail Locations
12,000
10,000
8,000
6,000
4,000
2,000
0
7,040
11,100*
Dec 2013
Oct 2014*

**Estimated at end of third quarter 2014*

Growth Strategy: *Distribution*

Publix
Kroger
GIANT EAGLE
A&P
COSTCO WHOLESALE
Walmart
BI-LO
WHOLE FOODS MARKET
Harris Teeter
Your Neighborhood Food Market
ingles
Albertsons
King Kullen
Price Chopper
shaw's
MDI
SHOPRITE
SAVE MART SUPERMARKETS
the chefs WAREHOUSE
THE FRESH MARKET
Jewel
Winn Dixie

Growth Strategy: *Expand Retail Distribution*

Name	Total # of Locations	Current # of Locations*	Opportunity for Growth
Wal-Mart	4,000	1100	2,900
Kroger	2,500	550	1,950
Albertson's	1,525	450	1,075
Super Value	2,000	600	1,400
Safeway	1,500	0	1,500
Hannaford	1,600	0	1,600
AWG	2,000	600	1,400
Costco	570	190	380
Sam's Club	640	0	640
Target	2,000	0	2,000
Trader Joe's	360	0	360
Nash-Finch	2,000	500	1,500
BJ's	200	0	200
Whole Foods	374	150	224
Others	10,731	6,960	3,771
Total	*32,000*	*11,100*	*20,900*


Retail Locations vs. Market
35,000
30,000
25,000
20,000
15,000
10,000
5,000
0
32,000*
Outstanding growth potential
11,100
Current*
Market Opportunity

*At end of third quarter 2014

Increase Retail Distribution

- Currently pitching big-box and club retailers
- Growing from an estimated 17%* penetration to a goal of 80%
- Seasonal Availability at Present to Year Round Goal



80%
COSTCO
WHOLESALE
17%

Growth Strategy: Increase Shelf Placements

- Active retail locations currently stock 3.36 MamaMancini's SKUs
  - Up from 3.03 SKUs in Q1 2014
  - Short-term goal: 5 SKUs per location
  - Longer-term goal: 10 SKUs per location
- Total of 37,000+ shelf placements*
  - Up from 22,640 in Q4 2013
- Goal: 300,000 shelf placements



Mac n' Mamas



Shelf Placements
40,000
30,000
20,000
10,000
0
22,640
37,000
Dec 2013
Oct 2014

*Estimated at end of third quarter 2014

Growth Strategy: *Fresh Deli / Restaurants*

- Company is developing fresh deli and restaurant opportunity
- Fresh deli is one of fastest growing areas for grocery chains
- Goal is to get products stocked in multiple grocery store sections
- Opportunity for restaurants to utilize and brand their products with MamaMancini's


MAMA MANCINI'S
BEEF MEATBALLS



Growth Strategy: *Introduce New Products*

New product offerings in for 2014:

- Gluten-Free Slow Cooked Italian Sauce and Beef Meatballs;
- Gluten-Free Slow Cooked Italian Sauce and Turkey Meatballs;
- Mac 'n Mama's® (Rigatoni with Crushed Meatballs and Sauce and Cheeses);
- Slow Cooked Italian Sauce and Antibiotic-Free Beef Meatballs;
- Slow Cooked Italian Sauce and Antibiotic-Free Turkey Meatballs;
- Five Cheese Stuffed Meatballs and Sauce;
- World's Best Bolognese Sauce
- Chicken Parmagiana Style Stuffed Meatballs and Sauce
- Chicken Florentine Style Stuffed Meatballs and Sauce


MAMA MANCINI'S
Orecchiette with Broccoli and Pork Meatballs
ALL NATURAL


MAMA MANCINI'S
Mac 'n Mamas
ALL NATURAL


MAMA MANCINI'S
Slow Cooked Italian Sauce
8 Gluten Free Beef Meatballs
GLUTEN FREE

Growth Strategy: *Create Brand Awareness*

- TV / Radio
  - *Satellite & Traditional Radio*
  - *News and Food Channels*
- Social Media
  - *Key Target--Under 40 market-- buys 35% of prepared meals*
  - *SEO Optimization, Twitter, Pinterest*
  - *Facebook, YouTube*
  - *Brand Ambassadors, affiliated marketers*
  - *Blog Groups/News*
  - *Sweepstakes*
- Billboards
- Consumer PR
- Targeted Coupons




MAMA MANCI NI'S
THE MEATBALL LOV R'S MEATBALL (and sauce too!)

Growth Strategy: *Target Millennials*

Millenial shoppers are the forefront of the new American appetite

- Shoppers today believe that food is the foundation of health + wellness'
- Millennials are a generation comfortable with outsourcing their cooking
- Modern eating, aligned with freshness, and immediate consumption, presents a tremendous opportunity for fresh perimeter departments to deliver on shopper's priorities





* *IDDBA Engaging the Evolving Shopper: Serving the New American Appetite*

Growth Strategy: *Expand Retail Locations*

- Follows trend to all natural fresh higher price offerings similar to Chipotle
- 200,000 more locations to serve MamaMancini's
  - Convenience Stores
  - Drug Stores
  - Mass Merchants
  - Petrol Stations
- Special Development Project to be undertaken in 2015

International and Export Potential of World Wide Mega Brand

Everyone love's MamaMancini's because they love Italian food all over the world.

Today's Market Distribution	Future Market Distribution
	

Exploring Opportunities for Branding and Profit

- Food trucks
- Kiosks in take out locations
- Preliminary stage venture
- Branding opportunity and profit center







New Kettle Program: Branding and Profit Opportunity

- In January the company has established a free kettle program
  - Branded
  - For Food Service
  - Supermarket Grab n' Go
  - Supermarket Sandwiches


Slow Cooked
Italian Style Sauce and
Beef Meatballs

Good things come from Sysco

Lucky

weis quality since 1912

shaw's

New QVC Project: Branding and Profit Opportunity

- Company Intends to Test on QVC this Spring*
- If successful, branding to consumers
- Can be multi-million dollar business
- Profit center

*In planning stages at this time.

Manufacturing Capabilities (Third Party)

- Company manufactures via a related third party's USDA inspected facility located in East Rutherford, NJ
  - SQF Level 2 Certified HAACP Approved
  - Frozen Plant w/ Flash Freezing Technology
  - Three production lines
  - Exceptional Customer Service
- New automated systems recently installed; expected to lower labor costs
- Additional gross margin expansion opportunities exist
  - Current margins: 29%
  - Goal 39%





MAMA MANCINI'S
16 Beef Meatballs
ALL NATURAL
2.75 lbs of Sauce and Meatballs
Twin Pack - Heat and Serve - Just Add Pasta for an Easy Meal!

All Natural Ingredients



MAMAMANCINI'S BEEF MEATBALL INGREDIENTS:
Ground Beef, Breadcrumbs (unbleached wheat flour, dextrose, yeast salt), Pecorino Romano Cheese (pasteurized sheep's milk, cheese, culture, enzymes), Whole Eggs, Onion, Parsley, Salt, Pepper. Contains: Wheat, Milk, & Egg Ingredients.

MAMAMANCINI'S SAUCE INGREDIENTS:
Italian Plum Tomatoes, Onion, Olive Oil, Garlic, Bay Leaves, Salt, Pepper

COMPETITOR BEEF MEATBALL INGREDIENTS:
Beef, **Water**, **Textured Soy Protein Concentrate** (**Soy Protein Concentrate**, **Caramel Coloring**), Eggs, Contains less than 2% of the Following: Romano Cheese (Sheep's Milk, Rennet, Salt), **Dehydrated** Onion, Pepper, Garlic Powder, Parsley, Spices, Flavorings, **Corn Syrup Solids**, Bread Crumbs (Enriched Flour [Containing: Wheat, Flour, Niacin, **Reduced Iron**, **Thiamine Mononitrate**, **Riboflavin** and Folic Acid], **Corn Syrup**, **Sugar**, Vegetable Shortening [One or more of the Following: **Hydrogenated Soybean** and/or Cottonseed Oil], Salt, Yeast, **Whey**, **Soy Flour**, Dough Conditioner [**Sodium Stearoyl**, **2 *Lactylate***], ***Calcium Propionate***), ***Soy Protein Concentrate***, ***Salt***, ***Sodium Tripolyphosphate.***

All Natural Products

All Natural Ingredients → No TVP → No Fillers (i.e. Soy Flour)



Healthy Eating


MAMAMANCINI'S
An Original Family Recipe
HEAT AND SERVE
Slow Cooked Italian Sauce and
8 Turkey Meatballs
JUST ADD PASTA FOR AN EASY MEAL!
ALL NATURAL

- 5oz. Serving of turkey meatballs and sauce
- 110 calories
- 9 grams of protein
- 96% fat free
- High in antioxidants


All Natural
MamaMancini's
An Original Family Recipe
Slow Cooked Italian Sauce and
8 Beef Meatballs
Heat and Serve · Just add Pasta for an Easy Meal
NET WT 22.0 OZ. (624g) • FULLY COOKED • KEEP FROZEN

Nutrition Facts

Serving Size 2 Meatballs & ½ Cup of Sauce (142g)
Servings Per Container APPROXIMATELY 4

Amount Per Serving	
Calories 140	Calories from Fat 80
	% Daily Value*
Total Fat 9g	**14%**
Saturated Fat 4g	**20%**
Trans Fat 0g	
Cholesterol 30mg	**10%**
Sodium 450mg	**19%**
Total Carbohydrate 6g	**2%**
Dietary Fiber 1g	**5%**
Sugars 4g	
Protein 9g	

Vitamin A 10% • Vitamin C 2%
Calcium 6% • Iron 8%

*Percent Daily Values are based on a 2,000 calorie diet. Your Daily Values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less then	65g	80g
Sat Fat	Less then	20g	25g
Cholesterol	Less then	300g	300g
Sodium	Less then	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 · Carbohydrate 4 · Protein 4


MamaMancini's
An Original Family Recipe
Mac n' Mamas
Penne Pasta Mixed with an Italian Style Tomato Meat Sauce with Mozzarella and Ricotta Cheese
All Natural
Heat and Serve for An Easy Meal

Nutrition Facts

Serving Size 10oz. (283g)
Servings Per Container APPROXIMATELY 2

Amount Per Serving	
Calories 480	Calories from Fat 120
	% Daily Value*
Total Fat 14g	**22%**
Saturated Fat 7g	**36%**
Trans Fat 0g	
Cholesterol 40mg	**14%**
Sodium 580mg	**24%**
Total Carbohydrate 70g	**24%**
Dietary Fiber 4g	**14%**
Sugars 6g	
Protein 20g	

Vitamin A 40% • Vitamin C 0%
Calcium 20% • Iron 16%

*Percent Daily Values are based on a 2,000 calorie diet. Your Daily Values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less then	65g	80g
Sat Fat	Less then	20g	25g
Cholesterol	Less then	300g	300g
Sodium	Less then	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 · Carbohydrate 4 · Protein 4


MamaMancini's
An Original Family Recipe
Orecchiette Pasta with
Broccoli and Pork Meatballs
with Fennel & Red Pepper Flakes
All Natural
Heat and Serve for An Easy Meal

Nutrition Facts

Serving Size 10oz. (283g)
Servings Per Container APPROXIMATELY 2

Amount Per Serving	
Calories 600	Calories from Fat 240
	% Daily Value*
Total Fat 28g	**44%**
Saturated Fat 8g	**40%**
Trans Fat 0g	
Cholesterol 40mg	**14%**
Sodium 900mg	**38%**
Total Carbohydrate 66g	**22%**
Dietary Fiber 4g	**16%**
Sugars 4g	
Protein 22g	

Vitamin A 0% • Vitamin C 0%
Calcium 8% • Iron 20%

*Percent Daily Values are based on a 2,000 calorie diet. Your Daily Values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less then	65g	80g
Sat Fat	Less then	20g	25g
Cholesterol	Less then	300g	300g
Sodium	Less then	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 · Carbohydrate 4 · Protein 4


MamaMancini's
An Original Family Recipe
Stuffed Meatballs
with Five Cheese Center
Slow Cooked Italian Sauce and
16 Stuffed Beef Meatballs
All Natural
Heat and Serve for An Easy Meal

Nutrition Facts

Serving Size 2 Meatballs & ½ Cup of Sauce (142g)
Servings Per Container 4

Amount Per Serving	
Calories 200	Calories from Fat 130
	% Daily Value*
Total Fat 14g	**22%**
Saturated Fat 7g	**35%**
Trans Fat 0.5g	
Cholesterol 40mg	**13%**
Sodium 500mg	**21%**
Total Carbohydrate 6g	**2%**
Dietary Fiber 2g	**7%**
Sugars 2g	
Protein 11g	

Vitamin A 8% • Vitamin C 0%
Calcium 10% • Iron 8%

*Percent Daily Values are based on a 2,000 calorie diet. Your Daily Values may be higher or lower depending on your calorie needs:

	Calories:	2,000	2,500
Total Fat	Less then	65g	80g
Sat Fat	Less then	20g	25g
Cholesterol	Less then	300g	300g
Sodium	Less then	2,400mg	2,400mg
Total Carbohydrate		300mg	375mg
Dietary Fiber		25g	30g

Calories per gram
Fat 9 · Carbohydrate 4 · Protein 4

91% of MMMB Users In Last Six Months Intend to Buy Again


2%
2%
34%
68%

Vera Quest Independent Market Survey

December, 2014

3000 Total Sample

- 68% Definitely will buy again
- 34% Likely to buy again
- 7% Not sture
- 2% Likely not buy again
- 0% Definitely will not

Note: sample size of users under 200

Financial Highlights

- Revenue for the 3rd Q which ended Oct 31 2014 was $3,760,000 compared to $2.2 M in the comparable period of the prior year, an increase of 73%
- Revenue for the fiscal year ended 2013 was $8.7M, which represented an increase of 89% compared to $4.6 M in the prior year.
- MamaMancini's expects products will be carried on approximately 37,000 shelves in supermarkets and club stores throughout North America at the end of third quarter 2014 compared to 12,000 in the third quarter last year.
- Secured $3.1 million credit facility in Sept. 2014 to increase production on inventory and finance accounts receivable.
- Secured $2M Senior financing with Manatuck Hill Partners in December, 2014

Key Financial Information





- Ticker Symbol: MMMB (OTCQB)
- Stock Price: $1.87*
- Shares Outstanding: approx. 25.8M
- Market Cap: $48.2M*
- Net Working Capital: $3.1M (a/o July 31, 2014)
- Long-term bank debt approx: $2.3mm as of December 31, 2014
  - Recently approved $3.1 million line for working capital purposes
- Insider ownership: Approximately 52%

*as of 1/6/2014

Revenue Growth



$10,000,000
$9,000,000
$8,000,000
$7,000,000
$6,000,000
$5,000,000
$4,000,000
$3,000,000
$2,000,000
$1,000,000
$0
$3.7 M
$4.6 M
$8.7 M
Dec 2011
Dec 2012
Dec 2013

Expanding Gross Margin in 2015

- Company dedicating to increasing gross margin to 35% by summer and 39% by end of fiscal ear
- Price Increases
- Lowering Commodity Components
- Packaging lower costs
- Potential lowering of Beef Prices


35%
SUMMER
39%
END OF FISCAL YEAR

Proven Management



Carl Wolf
Chairman of the Board of Directors and Chief Executive Officer

Carl has over 35 years of experience in the management and operations of companies in the food industry. Mr. Wolf has served as Chief Executive Officer and Chairman of the Board of MamaMancini's from February 2010 through the Present. Mr. Wolf was the founder, majority shareholder, Chairman of the Board, and CEO of Alpine Lace Brands, Inc., a public company with over $125 million in wholesale sales. He also founded, managed, and sold MCT Dairies, Inc., a $60 million international dairy component resource company. Other experience in the food industry includes his role as Co-chairman of Saratoga Beverage Company, a publicly traded (formerly NASDAQ: TOGA) bottled water and fresh juice company prior to its successful sale to a private equity firm. Mr. Wolf served an advisor to Mamma Sez Biscotti, a snack and bakery product company (which was sold in a later period to Nonnis, the largest biscotti company in the United States) from 2002 to 2004. Previously he served as Director and on the Audit and Development committees of American Home Food Products, Inc. a publically traded marketer Artisanal Brand Cheeses, from 2007 to 2009. Mr. Wolf also served as Chairman of the Board of Media Bay a publically traded direct seller of spoken word through its audio book club and old time radio classic activities and download spoken content, from 2002 to 2004. Mr. Wolf received his B.A. in 1965 from Rutgers University and his M.B.A. in 1966 from the University of Pittsburgh.



Matthew Brown
Chief Operating Officer

Matt has over 19 years of experience in the sales and marketing of products in the food industry. Beginning in February 2010 through the present, he has served as President of MamaMancini's. From April 2001 until January of 2012, he served as the President of Hors D'oeuvres Unlimited, overseeing the day to day operations of their food manufacturing business. He previously worked as a marketing associate from September 1993 to December 1998 at Kraft Foods, Inc., where he dealt with numerous aspects of the company's marketing of their food products. Mr. Brown received his B.A. from the University of Michigan in 1991 and his M.B.A. from the University of Illinois in 1993.

Lewis Ochs, CFO, has over 40 years of financial and accounting experience. From February 2010 through September 4, 2014 he served as the Vice President of Finance for MamaMancini's. Effective September 5, 2014, Mr. Ochs was named our Chief Financial Officer. Additionally, beginning in January 2003 and still presently, he serves as the CFO of JEFE, overseeing all of the financial aspects of the company. From 1979 through 1991, he also was an owner of Captive Plastics, Inc., a large molding manufacturer.Mr. Ochs received his B.S. in Accounting from the University of Akron in 1970.

Dan Altobello has served as a director of MamaMancini's since 2012. Since October 2000, Mr. Altobello, Chairman of Altobello Family LP, has been a private investor and active board member of several companies. From September 1995 until October 2000, Mr. Altobello was the Chairman of Onex Food Services, Inc., the parent of Caterair International, Inc. and LSG/ SKY Chefs. He is a current member of the boards of directors of DiamondRock Hospitality Company, a publicly-traded hotel REIT, Northstar Senior Care Trust, Inc., a private company that intends to qualify as a REIT, Mesa Air Group, Inc. and Arlington Asset Investment, Corp , a principal investment firm that acquires and holds mortgage-related and other assets. From 2004 to December 2010, he served as a member of the board of JER Investors Trust, Inc., a specialty finance company. Mr. Altobello serves on the advisory board of Thayer | Hidden Creek, a private equity firm. Mr. Altobello is also a trustee of Loyola Foundation, Inc. Mr. Altobello's past and present service on multiple public and private company boards, including his service on the audit committee of DiamondRock Hospitality Company and Northstar Senior Care Trust, Inc., provides him with comprehensive experience in the area of corporate governance that can be valuable to the Board and Company operations. Mr. Altobello, received his B.A. from Georgetown University in June 1963 and his M.B.A. from Loyola University Maryland in June 1978.

Steven Burns has over 20 years of experience in the management and operations of various companies. Mr. Burns has served as a director of MamaMancini's from February 2010 through the present. Beginning in June 2011 and still presently, he serves as the Chairman of the Board of Directors of Meatball Obsession, LLC. Additionally, beginning in 2006 and still presently he works as the President and CEO of Point Prospect, Inc., a corporate consulting services and private equity investment firm, where he oversees the day to day operations of the company. Prior to that, for a period of 24 years, he was a senior executive at Accenture where he led the U.S. Health Insurance Industry Program. Mr. Burns received his B.S. in Business Management from Boston College in 1982.

Alfred D'Agostino has over 34 years of experience in the management and ownership of food brokerage and food distribution companies. Mr. D'Agostino has served as a director of MamaMancini's from February 2010 through the present. Beginning in March 2001 and still presently, he serves as the President for World Wide Sales Inc., a perishable food broker that services the New York / New Jersey Metropolitan and Philadelphia marketplace. Prior to this he worked from September 1995 until February 2001 as Vice-President of the perishable business unit at Marketing Specialists, a nationwide food brokerage. Previously, from February 1987 until August 1995 he worked as a Partner for the perishable division of Food Associates until its merger with Merket Enterprises. Mr. D'Agostino received his B.S. in Business Management from the City College of New York in 1974.

Dean Janeway has served as a director of MamaMancini's since 2012. Mr. Janeway is an executive with more than 40 years of broad leadership skills and extensive experience in the areas of corporate strategy, business development, operational oversight and financial management. From 1966 through 2011, Mr. Janeway served in various positions at Wakefern Food Corp., the largest retailer-owned cooperative in the United States. From 1966 through 1990, Mr. Janeway advanced through various positions of increasing responsibility including positions in Wakefern's accounting, merchandising, dairy-deli, and frozen foods divisions. From 1990 through 1995 Mr. Janeway provided oversight for all of Wakefern's procurement, marketing, merchandising, advertising and logistics divisions. From 1995 until his retirement in 2011, Mr. Janeway served as President and Chief Operating Officer of Wakefern providing primary oversight for the company's financial and treasury functions, human resources, labor relations, new business development, strategic acquisitions, government relations, corporate social responsibility, sustainability initiatives and member relations. Mr. Janeway previously served as the chairman for the National Grocers Association from 1993 through 2001. From 2009 through the present, Mr. Janeway has served as the Chairman of the Foundation for the University of Medicine and Dentistry of New Jersey. Mr. Janeway received his B.A. in Marketing from Rutgers University in 1971, and his M.B.A from Wharton School of Business, University of Pennsylvania.

Thomas Toto, age 60, has over 32 years of experience in the management and ownership of food brokerage and food distribution companies. Mr. Toto has served as a director of MamaMancini's from February 2010 through the present. Beginning in June 2009 and still presently, he serves as the Senior Business manager for World Wide Sales Inc., a perishable food broker that services the New York / New Jersey Metropolitan and Philadelphia marketplace. Prior to this he worked from September 2007 until May 2009 as a Division President for DCI Cheese Co., a company that imported and distributed various kinds of cheeses. Previously from March 1993 until September 2007 he was the President and owner of Advantage International Foods Corporation, where he ran the day-to-day operations of importing and distributing cheeses around the world. Mr. Toto received his B.A. from Seton Hall University in 1976 and his M.B.A. from Seton Hall University in 1979.

Director Independence

Our board of directors has determined that each of Mr. Burns, Mr. D'Agostino, Mr. Toto, Mr. Altobello and Mr. Janeway is an independent director within the meaning of the applicable rules of the SEC and the New York Stock Exchange, and that each of them is also an independent director under Rule 10A-3 of the Exchange Act for the purpose of audit committee membership.



AUTHENTIC ITALIAN

MAMA MANCINI'S™

An Original Family Recipe

MamaMancini's Holdings Inc.
(OTCQB: MMMB)

Corporate Presentation
Winter 2015